Exhibit 10.9

PARTIAL TERMINATION OF AND FOURTEENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS PARTIAL TERMINATION OF AND  FOURTEENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this "Amendment") is made and entered into as of August 4, 2015 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, "Landlord") and each of the parties identified on the signature pages hereof as a tenant  (jointly and severally, "Tenant").

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009, that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of November 17, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 10, 2009, that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2010, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011,  that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011, that certain Seventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 20, 2011,  that certain Eighth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 31, 2012, that certain Partial Termination of and Ninth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2013, that certain Partial Termination of and Tenth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of January 22, 2014, that certain Partial Termination of and Eleventh Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2014, that certain Partial Termination of and Twelfth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 31, 2014, and that certain Partial Termination and Thirteenth Amendment to Amended and Restated Master Lease Agreement, dated as of February 17, 2015 (as so amended, "Amended Lease No. 1"),  Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and

WHEREAS, prior to the date hereof, the financing secured by the Bronco Financed Property known as Parkwood Village and located at 1730 Parkwood Boulevard, Wilson, North Carolina (the “Parkwood Village Property”) was paid off and, pursuant to Section 23.17 of Amended Lease No. 1, the Parkwood Village  Property  was automatically added to and demised under Amended Lease No. 1, and, pursuant to Section 21.6 of the Bronco Financed Lease for the Parkwood Village Property, the Bronco Financed Lease for the Parkwood Village Property was automatically terminated; and

WHEREAS, simultaneously herewith, SPTMNR Properties Trust is selling a portion of the Leased Property consisting of the real property and related improvements formerly known as Sunny Hill Health Care Center and located at 4325 Nakoma Road, Madison, Wisconsin, as more particularly described on Exhibit A-51 to Amended Lease No. 1 (the “Sunny Hill Property”); and

WHEREAS, in connection with the foregoing,  SPTMNR Properties Trust and the other entities comprising Landlord and Five Star Quality Care Trust and the other entities comprising Tenant wish to amend Amended Lease No. 1 to terminate Amended Lease No. 1 with respect to the Sunny Hill Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:

1. Parkwood Village Property.  As of May 11, 2015, the financing securing the Parkwood Village Property described on Exhibit A-86 attached hereto was paid off and the Parkwood Village Property was added to and demised under Amended Lease No. 1, such that the landlord and the tenant under the corresponding Bronco Financed Lease for the Parkwood Village Property became a Landlord and Tenant under Amended Lease No. 1.

2. Partial Termination of Amended Lease No. 1.  Amended Lease No. 1 is terminated with respect to the Sunny Hill Property and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Sunny Hill Property from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of Amended Lease No. 1.

3. Definition of Minimum Rent. The defined term "Minimum Rent" set forth in Section 1.68 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

"Minimum Rent"  shall mean the sum of Fifty-Eight Million Four Hundred Eight-Three Thousand Three Hundred Twenty-Seven and 32/100 Dollars ($58,483,327.32) per annum.

4. Schedule 1. Schedule 1 to Amended Lease No. 1 is deleted in its entirety and replaced with Schedule 1 attached hereto.

5. Exhibit A.  Exhibit A to Amended Lease No. 1 is amended by (a) deleting the text of Exhibit A-51 attached thereto in their entirety and replacing it with “Intentionally Deleted” and (b) inserting Exhibit A-86 attached hereto immediately following Exhibit A-85 to Amended Lease No. 1.

6. Ratification. As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

-  2  -

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST
SPTMNR PROPERTIES TRUST
SNH/LTA PROPERTIES TRUST
SPTIHS PROPERTIES TRUST
SNH CHS PROPERTIES TRUST
SNH/LTA PROPERTIES GA LLC
SNH/LTA SE WILSON LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

MSD – MACON, LLC

MSD – BEAUFORT, LLC

MSD – CAMDEN, LLC

MSD – HARTSVILLE, LLC

MSD – LEXINGTON, LLC

MSD – ORANGEBURG, LLC

MSD – SENECA, LLC

MSD – CULLMAN, LLC

MSD – MADISON, LLC

MSD – SHEFFIELD, LLC

MSD – BOWLING GREEN, LLC

MSD – PADUCAH, LLC

MSD – CONYERS, LLC

MSD – GAINESVILLE, LLC

MSD – CLEVELAND, LLC

MSD – COOKEVILLE, LLC

MSD – JACKSON, LLC

MSD – KNOXVILLE, LLC

MSD – FRANKLIN, LLC

MSD – HOPKINSVILLE, LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST
MORNINGSIDE OF KNOXVILLE, LLC
MORNINGSIDE OF FRANKLIN, LLC
FVE SE WILSON LLC

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

MORNINGSIDE OF MACON, LLC

MORNINGSIDE OF SENECA, L.P.

MORNINGSIDE OF HOPKINSVILLE, LIMITED PARTNERSHIP

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner/Member (as applicable)

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President of each of the foregoing entities

(Signatures continue on next page)

MORNINGSIDE OF BEAUFORT, LLC
MORNINGSIDE OF CAMDEN, LLC

MORNINGSIDE OF HARTSVILLE, LLC

MORNINGSIDE OF LEXINGTON, LLC

MORNINGSIDE OF ORANGEBURG, LLC

By:	MORNINGSIDE OF SOUTH CAROLINA,
L.P., a Delaware limited partnership, its Sole Member

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

MORNINGSIDE OF CULLMAN, LLC
MORNINGSIDE OF MADISON, LLC

MORNINGSIDE OF SHEFFIELD, LLC

By:	MORNINGSIDE OF ALABAMA, L.P.,
a Delaware limited partnership, its Sole Member

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

(Signatures continue on next page)

MORNINGSIDE OF BOWLING GREEN, LLC
MORNINGSIDE OF PADUCAH, LLC

By:	MORNINGSIDE OF KENTUCKY,
LIMITED PARTNERSHIP, a Delaware limited partnership, its Sole Member

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

MORNINGSIDE OF CONYERS, LLC
MORNINGSIDE OF GAINESVILLE, LLC

By:	MORNINGSIDE OF GEORGIA, L.P.,
a Delaware limited partnership, its Sole Member

By:	LIFETRUST AMERICA, INC.,
a Tennessee corporation, its General Partner

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

MORNINGSIDE OF CLEVELAND, LLC
MORNINGSIDE OF COOKEVILLE, LLC

MORNINGSIDE OF JACKSON, LLC

By:	MORNINGSIDE OF TENNESSEE, LLC,
a Delaware limited liability company, its Sole Member

By:	s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President and Chief Executive Officer

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-2	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	$3,092,467	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	$3,424,896	03/31/2008	8%
A-5	Lancaster Healthcare Center 1642 West Avenue J Lancaster, CA 93534	2005	$6,698,648	12/31/2001	10%
A-6	Somerford Place – Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	$3,065,084	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	$2,802,082	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Van Nuys Health Care Center 6835 Hazeltine Street Van Nuys, CA 91405	2005	$3,626,353	12/31/2001	10%
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-12	Somerford House and Somerford Place – Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	$6,341,636	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road Evans, GA 30809	2006	$1,433,421	11/19/2004	9%
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%
A-19	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-20	Union Park Health Services 2401 East 8th Street Des Moines, IA 50316	2005	$4,404,678	12/31/2001	10%
A-21	Park Place 114 East Green Street Glenwood, IA 51534	2005	$8,109,512	12/31/2001	10%
A-22	Prairie Ridge Care & Rehabilitation 608 Prairie Street Mediapolis, IA 52637	2005	$3,234,505	12/31/2001	10%
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	$3,917,902	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	$3,221,426	03/31/2008	8%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	$5,088,592	03/31/2008	8%
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	$4,066,761	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	$12,646,616	03/01/2008	8%
A-29	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Ashland Care Center 1700 Furnace Street Ashland, NE 68003	2005	$4,513,891	12/31/2001	10%
A-33	Blue Hill Care Center 414 North Wilson Street Blue Hill, NE 68930	2005	$2,284,065	12/31/2001	10%
A-34	Central City Care Center 2720 South 17th Avenue Central City, NE 68462	2005	$2,005,732	12/31/2001	10%
A-35	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-36	Gretna Community Living Center 700 South Highway 6 Gretna, NE 68028	2005	$3,380,356	12/31/2001	10%
A-37	Sutherland Care Center 333 Maple Street Sutherland, NE 69165	2005	$2,537,340	12/31/2001	10%
A-38	Waverly Care Center 11041 North 137th Street Waverly, NE 68462	2005	$3,066,135	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-39	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-40	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%
A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	$2,170,645	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	$2,136,654	01/04/2008	8%
A-51	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	$12,348,104	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-54	Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269 Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	2010	$6,454,157	11/17/2009	8.75%
A-55	Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134 Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	2010	$7,052,425	11/17/2009	8.75%
A-56	Haven in the Summit 3 Summit Terrace Columbia, SC 29229	2010	$2,308,737	11/17/2009	8.75%
A-57	Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	2010	$2,197,919	11/17/2009	8.75%
A-58	Intentionally Deleted	N/A	N/A	N/A	N/A
A-59	Haven in Stone Oak 511 Knights Cross Drive San Antonio, TX 78258 Laurels in Stone Oak 575 Knights Cross Drive San Antonio, TX 78258	2010	$6,584,027	11/17/2009	8.75%
A-60	Eastside Gardens 2078 Scenic Highway North Snellville, GA 30078	2010	$1,766,628	12/10/2009	8.75%
A-61	Crimson Pointe 7130 Crimson Ridge Drive Rockford, IL 61107	2012	$2,568,827	05/01/2011	8%
A-62	Talbot Park 6311 Granby Street Norfolk, VA 23305	2012	$3,866,871	06/20/2011	7.5%
A-63	The Landing at Parkwood Village 1720 Parkwood Boulevard Wilson, NC 27893	2012	$4,318,990	06/20/2011	7.5%
A-64	Aspenwood 14400 Homecrest Road Silver Spring, MD 20906	2005	$4,470,354	10/25/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-65	HeartFields at Easton 700 Port Street Easton, MD 21601	2005	$2,545,887	10/25/2002	10%
A-66	Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	$1,298,541	11/19/2004	9%
A-67	Morningside of Beaufort 109 Old Salem Road Beaufort, SC 29902	2006	$1,337,453	11/19/2004	9%
A-68	Morningside of Camden 719 Kershaw Highway Camden, SC 29020	2006	$1,595,035	11/19/2004	9%
A-69	Morningside of Hartsville 1901 West Carolina Avenue Hartsville, SC 29550	2006	$1,507,131	11/19/2004	9%
A-70	Morningside of Lexington 218 Old Chapin Road Lexington, SC 29072	2006	$1,638,422	11/19/2004	9%
A-71	Morningside of Orangeburg 2306 Riverbank Drive Orangeburg, SC 29118	2006	$1,129,764	11/19/2004	9%
A-72	Morningside of Seneca 15855 Wells Highway Seneca, SC 29678	2006	$1,684,477	11/19/2004	9%
A-73	Morningside of Cullman 2021 Dahlke Dr. NE Cullman, AL 32058	2006	$1,413,633	11/19/2004	9%
A-74	Morningside of Madison 49 Hughes Road Madison, AL 35758	2006	$1,531,206	11/19/2004	9%
A-75	Morningside of Sheffield 413 D. D. Cox Boulevard Sheffield, AL 35660	2006	$1,495,038	11/19/2004	9%
A-76	Morningside of Bowling Green 981 Campbell Lane Bowling Green, KY 42104	2006	$1,458,781	11/19/2004	9%
A-77	Morningside of Paducah 1700 Elmdale Road Paducah, KY 42003	2006	$2,012,245	11/19/2004	9%
A-78	Morningside of Conyers 1352 Wellbrook Circle Conyers, GA 30012	2006	$1,646,910	11/19/2004	9%
A-79	Morningside of Gainesville 2435 Limestone Parkway Gainesville, GA 30501	2006	$1,453,250	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-80	Morningside of Cleveland 2900 Westside Drive, N.W. Cleveland, TN 37312	2006	$1,212,846	11/19/2004	9%
A-81	Morningside of Cookeville 1010 East Spring Street Cookeville, TN 38501	2006	$1,513,932	11/19/2004	9%
A-82	Morningside of Jackson 1200 North Parkway Jackson, TN 38305	2006	$1,787,155	11/19/2004	9%
A-83	Williamsburg Villas A Morningside Community 3020 Heatherton Way Knoxville, TN 37920	2006	$2,728,841	11/19/2004	9%
A-84	Morningside of Franklin 105 Sunrise Circle Franklin, TN 37067	2006	$1,582,509	11/19/2004	9%
A-85	Morningside of Hopkinsville 4190 Lafayette Road Hopkinsville, KY 42240	2006	$1,444,246	11/19/2004	9%
A-86	Parkwood Village 1730 Parkwood Boulevard Wilson, NC 27893	2012	$4,318,990	06/23/2011	7.5%

Exhibit A-86

LEGAL DESCRIPTION

Parkwood Village

1730 Parkwood Boulevard

Wilson, North Carolina

(See attached copy.)

PARKWOOD VILLAGE

Legal Description

Lying and being situate in Wilson County, North Carolina, and being more particularly described as follows:

Being all of LOT 3 as shown on the plat entitled “Minor Subdivision Plat for Parkwood Village” which appears of record in the Office of the Register of Deeds of Wilson County, North Carolina, in Plat Book 32, PAGE 79, Wilson County Registry.

Subject to that non-exclusive easement for ingress, egress and regress for the benefit of Lot 4 as shown on Plat Book 32, Page 79, Wilson County Registry.